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                                                                    EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement of Influence, Inc. and Subsidiary (the "Company") on Form S-1 of our report dated August 15, 1996, on our audits of the financial statements of the Company. We also consent to the reference to our firm under the captions "Selected Financial Data" and "Experts."

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
August 16, 1996